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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  NOVEMBER 11, 1996


                            CAPITOL MULTIMEDIA, INC.
             (Exact name of registrant as specified in its charter)



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
             DELAWARE                               0-20102         52-1283993
   (State or other jurisdiction                   (Commission       (I.R.S. Employer
         of incorporation)                       File Number)       Identification No.)


     7315 WISCONSIN AVENUE, SUITE 800 E.
                BETHESDA, MD                                         20814
  (Address of principal executive offices)                        (Zip Code)
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                                 (301) 907-7000
                (Issuer's telephone number, including area code)

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                        Exhibit Index Located on Page 3
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ITEM 5.  OTHER EVENTS

The registrant hereby incorporates by reference hereto the information contained in Exhibit 20.13 - Press Release "Capitol Multimedia, Inc. Reports 2nd Fiscal Quarter Results" dated November 11, 1996 in response to Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

              20.13 - Press Release "Capitol Multimedia, Inc. Reports 2nd Fiscal Quarter Results" dated November 11, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CAPITOL MULTIMEDIA, INC.
                                       ------------------------
                                             (Registrant)



    Date:  November  11, 1996          By:  /s/ Catherine K. Hoopes
           -------------------              ----------------------------------
                                                Catherine K. Hoopes
                                            Chief Financial Officer &
                                                Secretary / Treasurer




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                               INDEX TO EXHIBITS


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
      EXHIBIT
       NUMBER                    DESCRIPTION OF EXHIBITS                                  PAGE
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
       20.13        Press Release "Capitol Multimedia, Inc. Reports 2nd Fiscal
                        Quarter Results" dated November 11, 1996                           4
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